UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-08510
Matthews International Funds

(Exact name of registrant as specified in charter)
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)
G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)
Registrant’s telephone number, including area code: 415-788-6036
Date of fiscal year end: December 31
Date of reporting period: March 31, 2006
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

Matthews Asian Funds

FIRST QUARTER REPORT

MARCH 31, 2006

Asia Pacific Fund
Pacific Tiger Fund
Asian Growth and Income Fund
Asian Technology Fund
China Fund
India Fund
Japan Fund
Korea Fund

                    Investing in the future of Asia since 1994
E-mail communications on Asia and the Funds
are available at www.matthewsfunds.com
■	Asia Weekly

■	Asia Insight (monthly)

■	AsiaNow Special Reports

■	Occasional Fund Updates

C O N T E N T S

MESSAGE TO SHAREHOLDERS
FROM THE INVESTMENT ADVISOR
Dear Shareholder,
The first quarter of 2006 saw a continuation of relatively strong performance from financial markets in Asia, led by the emerging markets of China and India. Interest from international investors in these two markets has been particularly strong so far this year, and both have enjoyed significant gains. While some of the better-performing markets of 2005—most notably South Korea—experienced modest corrections in the early weeks, most managed to close the quarter with a gain. Japan, South Korea and Taiwan were the laggards for the quarter.
We are pleased to be able to report that all eight funds that constitute the Matthews Asian Funds series showed positive returns for the quarter. During this period of relatively strong equity markets in Asia, the Matthews Asian Growth and Income Fund lagged its peer group due to its mix of dividend-paying stocks and convertible bonds. The gains in international commodity prices in general—and in oil in particular—have continued. While the Funds have benefited from positions in Asian resource-related companies overall, they have been underweight this sector relative to most of the benchmarks. For much of Asia, rising raw-material prices have been a concern and have had some adverse impact on profit margins, but for the most part have not yet affected overall growth. Likewise, interest rates have started to inch up in the region, but again have not yet had much impact on economic activity.
During the first quarter, members of Matthews’ investment team spent considerable time on the ground in Asia, visiting more than 150 companies across seven countries. Over the years, we have found that there is no substitute for on-the-ground visits to help evaluate the bottom-up opportunities in the region and to better understand how Asia’s economic evolution is affecting individual companies.
In recent years, there has been a marked shift in attitudes toward outside shareholders in the region, with many Asian companies now recognizing the value of a proactive shareholder-relations program. This change has, in our opinion, helped considerably in the research process. The ongoing evolution of the markets, particularly those of China and India, means that there are literally hundreds of newly listed companies in the region, many in industries that were previously inaccessible to
2            MATTHEWS ASIAN FUNDS

MARCH 31, 2006
investors. As many of these companies transform from wholly owned government-run institutions to privately run companies, and as more companies list in the region, the range of investment opportunities continues to increase, changing the make-up of passive indices and expanding the options for active investors. At Matthews, we believe that this positive trend will be sustained over a number of cycles and that it demands increasing focus on company analysis.
     In addition, the growing cross-border investment and trade that has been a feature of the past decade requires greater understanding of how each of the Asian markets is being impacted by the evolution of its neighbors. Furthermore, while many of Asia’s public companies are well-known to international investors, many are domiciled in locations that have been closed and are only now in the early stages of opening up—such as China’s domestic listings. For the most part, Asian corporate management expertise is also evolving at a rapid pace and the competitive environment is quite strong. Our recent visits have encouraged us not only to continue to focus significant research efforts on service industries and companies that are benefiting from domestic consumption—to which we remain overweight relative to most of our benchmarks—but also to spend even more time in the field. In the very long term, we believe that as these markets

Over the years, we have found that there is no substitute for on-the-ground visits to help evaluate the bottom-up opportunities in the region and to better understand how Asia’s economic evolution is affecting individual companies.
evolve, a number of sectors will emerge that are not currently well-represented. In this respect, we are particularly interested in researching companies that will service such long-term growth industries as health-care, non-bank financial services, media, advertising and entertainment, none of which are currently major factors in Asian markets.
     Overall, we remain optimistic about the long-term prospects for the region, but we are aware that these markets remain
800.789.ASIA(2742)  www.matthewsfunds.com          3

MESSAGE TO SHAREHOLDERS
volatile and are subject to major swings in investor sentiment. Rising interest rates and commodity prices in the region are one area of concern, and equity-market valuations are generally regaining levels that were last seen back in the early ‘90s, so valuations are no longer as attractive as they might have been a few years ago. While we recognize that these circumstances could give rise to significant corrections at any time, we remain optimistic that long-term economic evolution continues to be the central theme for the region and also the main driver of our investment thinking.
Thank you for your continued support.
G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC
Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC
4            MATTHEWS ASIAN FUNDS

MARCH 31, 2006
REDEMPTION FEE POLICY
The Funds will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts from intermediaries that cannot implement the redemption fee. In addition, consistent with new regulations on redemption fees, the Funds are actively discussing a schedule for implementation of the fee with these intermediaries. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains. For more information on this policy, please see the Funds’ prospectus.
INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.
Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.
Fund Holdings: The Fund holdings shown in this report are as of March 31, 2006. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 800-789-ASIA [2742].
Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2005, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.
You should consider the investment objectives, risks, charges and expenses of the Matthews Asian Funds carefully before making an investment decision. A prospectus with this and other information about the Funds may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.
The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.
800.789.ASIA(2742)  www.matthewsfunds.com          5

MATTHEWS ASIA PACIFIC FUND

PORTFOLIO MANAGEMENT	SYMBOL: MPACX
Lead Manager: Mark W. Headley
Co–Managers: G. Paul Matthews, Richard H. Gao and Andrew T. Foster
Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.
PORTFOLIO MANAGER COMMENTARY
The Matthews Asia Pacific Fund gained 7.25% during the first quarter of 2006, versus a gain of 7.38% for the MSCI All Country Asia Pacific Index. The Lipper Pacific Region Funds Category Average gained 9.73% over the same period. The region continued what has been an exceptionally long positive run, with only relatively minor setbacks despite high energy and commodity prices and rising interest rates in many markets.
The Fund saw strength in three primary areas during the quarter: Japan, China and India. Interest in these three large and diverse economies has grown significantly in the past 12 months. Japan was the largest contributor to the Fund’s performance, with substantial gains in both domestic and export-focused companies. Chinese companies returned to favor after a long period of general underperformance. India has enjoyed a tremendous period of market enthusiasm—in which the Fund is participating, albeit with some caution. The primary contributor on a sector basis was financials, which reflected strong performance from property exposure in several markets. The Fund’s consumer exposure also continued to perform well.
The approximately 75 individual companies held in the Fund range from some of the Asia Pacific region’s largest and most established companies to businesses that are quite small and untested. This all-capitalization approach has always appealed to us as we search for attractive companies in economic niches where we see long-term potential. The Fund has not delivered strong returns relative to its benchmark index and Lipper category average in the past year; we are working to concentrate the portfolio to a modest degree to ensure that its wide range of exposure does not dilute the value of active stock selection. Although there were no major changes to the portfolio during the period, the Fund did increase its exposure somewhat to the health care sector.
6           MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			SINCE
Fund Inception: 10/31/03	3 MO	1 YR	INCEPTION[2]

Matthews Asia Pacific Fund	7.25%	27.66%	21.76%
MSCI All Country Asia Pacific Index[3]	7.38%	33.86%	22.99%
Lipper Pacific Region Funds Category Average[4]	9.73%	39.34%	24.27%

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	Average annual total returns.

[3]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 3/31/06, 1.6% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[4]	As of 3/31/06, the Lipper Pacific Region Funds Category Average consisted of 27 funds for the three-month and one-year periods, and 26 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the three months ended 3/31/06 (annualized)[6]	1.27%
For Fiscal Year 2005	1.34%
PORTFOLIO TURNOVER7

For the three months ended 3/31/06 (annualized)[6]	28.11%
For Fiscal Year 2005	15.84%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

Japan	40.1%
China/Hong Kong	19.6%
South Korea	12.0%
India	7.1%
Singapore	5.1%
Taiwan	4.2%
Thailand	3.4%
Australia	3.3%
Indonesia	1.9%
United Kingdom[3]	1.6%
Cash and other	1.7%
SECTOR ALLOCATION

Financials	31.8%
Consumer Discretionary	25.6%
Information Technology	17.4%
Consumer Staples	9.3%
Telecom Services	5.5%
Industrials	4.5%
Health Care	3.2%
Materials	1.0%
Cash and other	1.7%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	55.2%
Mid cap ($1–$5 billion)	34.2%
Small cap (under $1 billion)	8.9%
Cash and other	1.7%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$15.97	$374.6 million	2.00% within 90 calendar days	None
800.789.ASIA(2742)  www.matthewsfunds.com           7

MATTHEWS ASIA PACIFIC FUND
SCHEDULE OF INVESTMENTS* (Unaudited)
EQUITIES: 98.3%**

	SHARES	VALUE

JAPAN: 40.1%
The Sumitomo Trust & Banking Co., Ltd.	835,000	$9,662,447
Mizuho Financial Group, Inc.	996	8,149,091
Nintendo Co., Ltd.	47,800	7,147,664
T&D Holdings, Inc.	86,780	6,783,144
Yamada Denki Co., Ltd.	58,200	6,710,059
Sekisui House, Ltd.	445,000	6,639,082
Nomura Holdings, Inc.	290,000	6,467,715
Ryohin Keikaku Co., Ltd.	74,000	6,205,438
The Chiba Bank, Ltd.	669,000	5,951,087
Sharp Corp.	329,000	5,828,080
Takeda Pharmaceutical Co., Ltd.	102,100	5,820,654
Ito En, Ltd.	162,500	5,688,190
ASKUL Corp.	192,100	5,418,624
Secom Co., Ltd.	105,500	5,396,007
NIWS Co. HQ, Ltd.	4,542	5,286,780
Matsushita Electric Industrial Co., Ltd.	236,000	5,243,330
Makita Corp.	165,000	5,088,785
Canon, Inc. ADR	72,700	4,801,835
H.I.S. Co., Ltd.	163,100	4,794,613
Credit Saison Co., Ltd.	82,100	4,540,960
Monex Beans Holdings, Inc.	3,099	4,265,404
Shimano, Inc.	137,500	4,135,514
Rakuten, Inc.	4,191	3,810,000
Nidec Corp.	43,900	3,603,008
Sony Corp. ADR	69,600	3,206,472
Honda Motor Co., Ltd. ADR	103,100	3,191,976
Usen Corp.	130,970	3,121,248
Sysmex Corp.	52,800	2,301,308
Honda Motor Co., Ltd.	17,000	1,052,931

Total Japan		150,311,446

CHINA/HONG KONG: 19.6%
Lenovo Group, Ltd.	16,598,000	$6,310,498
China Vanke Co., Ltd. B Shares	5,343,043	6,163,076
Dah Sing Financial Holdings, Ltd.	769,600	6,060,272
Swire Pacific, Ltd. A Shares	567,000	5,550,047
China Mobile HK, Ltd. ADR	201,600	5,350,464
Shangri-La Asia, Ltd.	2,784,000	4,502,967
Giordano International, Ltd.	7,844,000	4,347,022
China Life Insurance Co., Ltd. H Shares ***	3,230,000	4,079,571
Television Broadcasts, Ltd.	706,000	4,003,531
NetEase.com, Inc. ADR ***	159,600	3,916,584
Bank of Communications Co., Ltd. H Shares ***	5,974,000	3,753,407
Lianhua Supermarket Holdings Co., Ltd. H Shares	3,281,000	3,594,273
Hang Lung Group, Ltd.	1,569,000	3,579,168
SA SA International Holdings, Ltd.	9,292,000	3,353,151
ASM Pacific Technology, Ltd.	533,500	3,183,474
Ports Design, Ltd.	1,969,500	2,893,655
China Travel International
Investment HK, Ltd.	10,376,000	2,634,402

Total China/Hong Kong		73,275,562

SOUTH KOREA: 12.0%
Amorepacific Corp.	19,797	7,742,754
Hana Financial Group, Inc.	149,530	7,079,436
SK Telecom Co., Ltd. ADR	247,800	5,845,602
Samsung Electronics Co., Ltd.	8,090	5,245,677
S1 Corp.	92,140	4,068,347
Nong Shim Co., Ltd.	13,940	3,902,511
Kookmin Bank ADR	35,540	3,039,381
Hyundai Motor Co.	27,020	2,272,061
NCSoft Corp. ***	29,730	2,181,710
GS Home Shopping, Inc.	21,289	2,015,838
Kookmin Bank	16,590	1,432,586

Total South Korea		44,825,903

8          MATTHEWS ASIAN FUNDS

March 31, 2006

	SHARES	VALUE

INDIA: 7.1%
Nestle India, Ltd.	199,124	$5,170,288
I-Flex Solutions, Ltd.	134,584	4,013,325
Sun Pharmaceuticals Industries, Ltd.	197,862	3,821,849
Dabur India, Ltd.	1,370,728	3,819,557
Infosys Technologies, Ltd.	55,350	3,708,326
UTI Bank, Ltd.	450,000	3,600,506
HDFC Bank, Ltd.	140,195	2,439,235

Total India		26,573,086

SINGAPORE: 5.1%
DBS Group Holdings, Ltd.	688,700	6,947,309
Fraser and Neave, Ltd.	392,800	4,813,219
Venture Corp., Ltd.	471,600	3,735,792
Hyflux, Ltd.	2,249,812	3,647,930

Total Singapore		19,144,250

TAIWAN: 4.2%
HON HAI Precision Industry Co., Ltd.	1,059,961	6,563,833
Taiwan Semiconductor Manufacturing Co., Ltd.	2,787,848	5,514,113
Taiwan Secom Co., Ltd.	2,414,020	3,644,253

Total Taiwan		15,722,199

THAILAND: 3.4%
Advanced Info Service Public Co., Ltd.	2,739,100	6,447,013
Bangkok Bank Public Co., Ltd.	2,133,800	6,367,095

Total Thailand		12,814,108

AUSTRALIA: 3.3%
BHP Billiton, Ltd.	196,529	3,939,469
Australia & New Zealand Banking Group, Ltd.	196,626	3,730,266
AXA Asia Pacific Holdings, Ltd.	872,461	3,622,655
Rural Press, Ltd.	143,886	1,191,804

Total Australia		12,484,194

INDONESIA: 1.9%
PT Astra International	3,199,500	$3,957,909
PT Ramayana Lestari Sentosa	37,330,000	3,271,413

Total Indonesia		7,229,322

UNITED KINGDOM: 1.6%
HSBC Holdings PLC ADR	36,500	3,057,970
Standard Chartered PLC	114,976	2,860,566

Total United Kingdom		5,918,536

TOTAL INVESTMENTS: 98.3%		368,298,606
(Cost $295,593,447****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.7%		6,325,483

NET ASSETS: 100.0%		$374,624,089

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this Fund (Note A)

**	As a percentage of net assets as of March 31, 2006

***	Non–income producing security

****	Cost of investments is $295,593,447 and net unrealized appreciation consists of:

Gross unrealized appreciation	$75,658,731
Gross unrealized depreciation	(2,953,572)

Net unrealized appreciation	$72,705,159

ADR	American Depositary Receipt
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com          9

MATTHEWS PACIFIC TIGER FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAPTX
Lead Manager: Mark W. Headley
Co–Manager: Richard H. Gao
Under normal market conditions, the Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
The Matthews Pacific Tiger Fund gained 7.84% for the first quarter of 2006, versus gains of 8.20% for the MSCI All Country Far East ex-Japan Index and 9.38% for the MSCI All Country Asia ex-Japan Index, which includes India. The Lipper Pacific ex-Japan Funds Category Average was up 8.86% for the same period. Asian ex-Japan markets remained enthusiastic for much of the quarter, with particular strength from the markets of China and India.
The Fund saw strong returns across the region and in a wide variety of sectors. The largest single contributor was Amorepacific, a Korean cosmetics company that has been a core holding for many years. On a country basis, China was the major contributor, with financials and property exposure leading the way. India and Korea were also notable sources of positive returns for the portfolio. On a sector basis, financials—which includes property-related holdings—was by far the biggest contributor; the Fund’s commitment to banks, insurance and brokerage across the region remains significant. On the other hand, the Fund saw losses in a handful of companies in Korea and China, with Thailand the only significant source of weakness. Advanced Info Service, one of the Fund’s major Thai holdings, has been somewhat tainted by its relationship to the country’s prime minister, who recently stepped down due to extreme unrest caused by his political opponents. We do not believe that this will fundamentally affect the company’s outlook and, in such cases, we would usually be moderately aggressive buyers. However, the risk of political difficulty in countries like Thailand and the potential impact on the overall economy—as well as on individual companies—is very real.
The Fund has seen a modest increase in its number of holdings, currently approximately 60 when duplicate positions are eliminated. This is partially due to a range of Indian positions added over the past few years as well as to a modest increase in the number of smaller companies held. The Fund’s primary exposure to mid-cap companies has not changed, except that some of our long-term mid-cap positions have become large companies by our definitions, a trend that we very much appreciate. We remain moderately defensive, holding a wide range of positions that could be defined as value companies, while the bulk of the portfolio remains very much in a GARP (growth-at-a-reasonable-price) range. The portfolio does hold a modest number of more-expensive companies in sectors in which we see long-term potential.
10          MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
						SINCE
Fund Inception: 9/12/94	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Pacific Tiger Fund	7.84%	32.19%	41.37%	21.34%	8.92%	8.46%
MSCI All Country Far East ex-Japan Index[2]	8.20%	29.47%	34.51%	15.67%	0.95%	1.30%[3]
MSCI All Country Asia ex-Japan Index[4]	9.38%	32.66%	36.22%	16.60%	1.92%	1.72%[3]
Lipper Pacific ex-Japan Funds Category Average[5]	8.86%	35.31%	37.19%	19.36%	5.67%	4.25%[3]

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 3/31/06, 9.9% of the assets of the Matthews Pacific Tiger Fund were invested in India and 1.4% were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 8/31/94.

[4]	The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. As of 3/31/06, 1.4% of the assets of the Matthews Pacific Tiger Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[5]	As of 3/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods, 48 funds for the three-year period, 41 funds for the five-year period, 22 funds for the 10-year period, and 14 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES6

For the three months ended 3/31/06 (annualized)[7]	1.25%
For Fiscal Year 2005	1.31%
PORTFOLIO TURNOVER8

For the three months ended 3/31/06 (annualized)[7]	5.09%
For Fiscal Year 2005	3.03%

[6]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[7]	Unaudited.

[8]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

China/Hong Kong	34.3%
South Korea	24.8%
Singapore	9.9%
India[2]	9.9%
Taiwan	7.4%
Thailand	6.6%
Indonesia	3.8%
United Kingdom[2,4]	1.4%
Philippines	0.3%
Cash and other	1.6%
SECTOR ALLOCATION

Financials	32.0%
Information Technology	19.9%
Consumer Staples	14.2%
Consumer Discretionary	14.0%
Telecom Services	8.9%
Industrials	5.8%
Health Care	3.6%
Cash and other	1.6%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	38.4%
Mid cap ($1–$5 billion)	46.2%
Small cap (under $1 billion)	13.8%
Cash and other	1.6%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$20.78	$2.75 billion	2.00% within 90 calendar days	None
800.789.ASIA(2742)  www.matthewsfunds.com          11

MATTHEWS PACIFIC TIGER FUND
SCHEDULE OF INVESTMENTS* (Unaudited)
EQUITIES: 98.4%**

	SHARES	VALUE

CHINA/HONG KONG: 34.3%
Dah Sing Financial Holdings, Ltd.	9,870,800	$77,728,344
Swire Pacific, Ltd. A Shares	7,925,500	77,578,308
Lenovo Group, Ltd.	202,126,000	76,847,554
Hang Lung Group, Ltd.	30,009,000	68,455,862
PICC Property & Casualty Co., Ltd. H Shares	187,794,000	68,373,217
Television Broadcasts, Ltd.	10,362,700	58,764,014
COSCO Pacific, Ltd.	22,580,000	45,106,745
Giordano International, Ltd.	81,203,000	45,001,437
Li Ning Co., Ltd.	45,539,000	43,724,577
Bank of Communications Co., Ltd. H Shares ***	66,742,000	41,933,362
Agile Property Holdings, Ltd.***	48,754,000	40,528,060
Shangri-La Asia, Ltd.	24,654,000	39,876,494
NetEase.com, Inc. ADR ***	1,454,800	35,700,792
China Mobile HK, Ltd.	6,779,217	35,603,525
Dickson Concepts International, Ltd.	22,801,900	32,031,951
Dynasty Fine Wines Group, Ltd. ***	68,318,000	28,615,699
SA SA International Holdings, Ltd.	76,578,000	27,634,264
Integrated Distribution Services Group, Ltd.	20,569,000	26,244,254
China Mobile HK, Ltd. ADR	986,850	26,190,999
Travelsky Technology, Ltd. H Shares	20,406,000	21,696,900
Dairy Farm International Holdings, Ltd.	4,287,200	15,005,200
Vitasoy International Holdings, Ltd.	26,670,750	9,624,521
Moulin Global Eyecare Holdings ***,****	16,266,000	0

Total China/Hong Kong		942,266,079

SOUTH KOREA: 24.8%
Hana Financial Group, Inc.	1,860,443	$88,081,907
Amorepacific Corp.	224,166	87,672,993
Samsung Electronics Co., Ltd.	112,713	73,084,798
NHN Corp.	207,820	64,168,382
SK Telecom Co., Ltd.	311,495	61,715,508
Hite Brewery Co., Ltd.	410,587	58,528,509
Nong Shim Co., Ltd.	178,598	49,998,617
Samsung Securities Co., Ltd.	918,990	49,184,315
S1 Corp.	857,490	37,861,590
Kookmin Bank	335,620	28,981,595
Hanmi Pharm Co., Ltd.	186,488	25,815,805
GS Home Shopping, Inc.	234,698	22,223,359
SK Telecom Co., Ltd. ADR	602,900	14,222,411
Kookmin Bank ADR	115,300	9,860,456
Pulmuone Co., Ltd.	236,540	9,372,983

Total South Korea		680,773,228

INDIA: 9.9%
Cipla, Ltd.	3,136,149	46,672,240
Infosys Technologies, Ltd.	686,786	46,013,119
I-Flex Solutions, Ltd.	1,142,040	34,055,889
UTI Bank, Ltd.	4,187,600	33,505,505
Titan Industries, Ltd.	1,638,761	30,801,342
HDFC Bank, Ltd.	1,718,723	29,903,849
Hero Honda Motors, Ltd.	1,451,702	29,048,720
Bank of Baroda	4,155,837	21,530,971
Titan Industries, Ltd. Rights	81,938	892,941

Total India		272,424,576

SINGAPORE: 9.9%
DBS Group Holdings, Ltd.	7,884,750	79,537,967
Fraser and Neave, Ltd.	5,666,550	69,435,709
Hyflux, Ltd.	30,160,187	48,902,862
Venture Corp., Ltd.	5,853,800	46,371,037
Parkway Holdings, Ltd.	18,005,000	27,411,146

Total Singapore		271,658,721

12	MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

TAIWAN: 7.4%
Hon Hai Precision Industry Co., Ltd.	12,255,974	$75,895,398
Taiwan Semiconductor Manufacturing Co., Ltd.	37,510,952	74,193,296
President Chain Store Corp.	26,551,000	56,114,688

Total Taiwan		206,203,382

THAILAND: 6.6%
Advanced Info Service Public Co., Ltd.	38,214,600	89,945,618
Bangkok Bank Public Co., Ltd.	27,940,200	83,371,401
Serm Suk Public Co., Ltd.	12,778,700	7,001,577

Total Thailand		180,318,596

INDONESIA: 3.8%
PT Bank Central Asia	69,945,500	32,147,952
PT Astra International	24,515,230	30,326,316
PT Ramayana Lestari Sentosa	277,326,000	24,303,453
PT Telekomunikasi Indonesia	23,207,500	17,616,212

Total Indonesia		104,393,933

UNITED KINGDOM: 1.4%
Standard Chartered PLC	1,567,571	39,000,669

Total United Kingdom		39,000,669

PHILIPPINES: 0.3%
SM Prime Holdings, Inc.	56,072,000	8,658,499

Total Philippines		8,658,499

TOTAL INVESTMENTS: 98.4%	$2,705,697,683
(Cost $2,057,328,091****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.6%	43,512,806

NET ASSETS: 100.0%	$2,749,210,489

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this Fund (Note A).

**	As a percentage of net assets as of March 31, 2006.

***	Non–income producing security.

****	Illiquid and fair valued under direction of the Board of Trustees.

*****	Cost of investments is $2,057,328,091 and net unrealized appreciation consists of:

Gross unrealized appreciation	$672,552,956
Gross unrealized depreciation	(24,183,364)

Net unrealized appreciation	$648,369,592

ADR American Depositary Receipt
See accompanying notes to schedules of investments
800.789.ASIA(2742)  www.matthewsfunds.com            13

MATTHEWS ASIAN GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT	SYMBOL: MACSX
Lead Manager: G.Paul Matthews
Co–Manager: Andrew T. Foster
Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of the issuer of the bond.
PORTFOLIO MANAGER COMMENTARY
For the three months ended March 31, 2006, the Matthews Asian Growth and Income Fund gained 6.24%, underperforming both its benchmark MSCI All Country Far East ex-Japan Index and the Lipper Pacific ex-Japan Funds Category Average, which returned 8.20% and 8.86%, respectively.
During the quarter, Asia’s central banks generally continued to raise benchmark interest rates, alongside the Federal Reserve in the U.S. Furthermore, the Bank of Japan signaled an end to its “quantitative easing” policy that had been in place since 2001, thereby shifting toward a tighter monetary policy. Despite global interest rates having been on an upward trend since mid-2004, inflationary pressures continued to be evident. This prompted some observers to remain concerned that global interest rates would have to be revised upward to a greater extent than previously expected. In addition, several political changes were afoot in the region, most notably the resignation of Thailand’s prime minister, Thaksin Shinawatra, which occurred despite his securing the majority of votes during the general election.
The Fund’s holdings in Hong Kong, China and India were the main contributors to performance, benefiting from strong performance in their underlying stock markets. The financials sector, especially real estate–related companies as well as consumer staples, contributed positively to Fund performance. Real estate–related companies in both Hong Kong and Japan performed well despite expectations of further interest-rate hikes, due to the perception that they stand to benefit from higher future real estate prices and rising rental rates. Two consumer staples companies, in India and China, performed well as sales growth and improved profitability indicated stronger pricing power.
The Fund’s Korean holdings—last year’s best performers—experienced a pull-back during the quarter; Korean preferred shares, in particular, posted negative returns and as a result, the Fund’s overall Korean allocation had a negative impact on the Fund’s returns, both in absolute and relative terms. The Fund increased its convertible bond exposure, ending the quarter with a 26% weighting in convertible and corporate bonds. Because of the inverse relationship between interest rates and share price of fixed-income securities, however, with rising rates, the Fund’s corporate bonds experienced negative returns. While benefiting from a high degree of equity sensitivity, the Fund’s con-vertible securities did not fully participate in the appreciation of their underlying equities. Furthermore, the bond component of the convertibles was negatively impacted by rising interest rates, resulting in underper-formance relative to the benchmark.
14            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
						SINCE
Fund Inception: 9/12/94	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Asian Growth and Income Fund	6.24%	22.22%	28.08%	20.65%	13.05%	12.08%
MSCI All Country Far East ex-Japan Index[2]	8.20%	29.47%	34.51%	15.67%	0.95%	1.30%[3]
Lipper Pacific ex-Japan Funds Category Average[4]	8.86%	35.31%	37.19%	19.36%	5.67%	4.25%[3]

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 3/31/06, 7.0% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.7% of the Fund’s assets were invested in Japan, 3.2% of the Fund’s assets were invested in Australia, and 2.6% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 8/31/94.

[4]	As of 3/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods, 48 funds for the three-year period, 41 funds for the five-year period, 22 funds for the 10-year period, and 14 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

30-DAY SEC YIELD[5]
1.93%

INCOME DISTRIBUTION YIELD[6]
2.34%

[5]	The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/06, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[6]	The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 3/31/06, expressed as an annual percentage rate based on the Fund’s share price on 3/31/06. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

OPERATING EXPENSES[7]
For the three months ended 3/31/06 (annualized)[8]	1.23%
For Fiscal Year 2005	1.27%

PORTFOLIO TURNOVER[9]
For the three months ended 3/31/06 (annualized)[10]	33.52%
For Fiscal Year 2005	20.16%

[7]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[8]	Unaudited.

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
800.789.ASIA(2742)  www.matthewsfunds.com            15

MATTHEWS ASIAN GROWTH AND INCOME FUND
FUND AT A GLANCE (continued)
COUNTRY ALLOCATION

China/Hong Kong	36.8%
South Korea	16.0%
Singapore	10.3%
Taiwan	7.9%
India[1]	7.0%
Japan[1]	6.7%
Thailand	5.3%
Australia[1]	3.2%
United Kingdom[1]	2.6%
Indonesia	2.0%
Malaysia	0.9%
Cash and other	1.3%
SECTOR ALLOCATION

Financials	29.3%
Telecom Services	18.2%
Consumer Discretionary	17.4%
Consumer Staples	10.1%
Utilities	6.9%
Industrials	6.4%
Energy	4.4%
Health Care	3.4%
Information Technology	1.4%
Materials	1.2%
Cash and other	1.3%
BREAKDOWN BY SECURITY TYPE2

Common Equities	69.3%
Convertible Bonds	22.0%
Corporate Bonds	3.9%
Preferred Equities	3.5%
Cash and other	1.3%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	57.9%
Mid cap ($1–$5 billion)	31.8%
Small cap (under $1 billion)	9.0%
Cash and other	1.3%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$18.21	$1.82 billion	2.00% within 90 calendar days	None

[1]	As of 3/31/06, 7.0% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.7% of the Fund’s assets were invested in Japan, 3.2% of the Fund’s assets were invested in Australia, and 2.6% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index.

[2]	As of 3/31/06, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 22.0% of the Matthews Asian Growth and Income Fund.
16            MATTHEWS ASIAN FUNDS

MARCH 31, 2006
SCHEDULE OF INVESTMENTS* (Unaudited)
COMMON EQUITIES: 69.3%**

	SHARES	VALUE

CHINA/HONG KONG: 26.3%
Citic Pacific, Ltd.	13,874,000	$41,662,321
Hengan International Group Co., Ltd.	19,992,000	31,691,822
MTR Corp.	13,930,800	31,419,550
Television Broadcasts, Ltd.	5,262,000	29,839,351
Hong Kong & China Gas Co., Ltd.	11,938,000	28,848,199
China Netcom Group Corp. HK, Ltd.	16,023,500	28,292,010
Hang Lung Group, Ltd.	12,318,000	28,099,547
CLP Holdings, Ltd.	4,775,200	27,878,899
HongKong Electric Holdings, Ltd.	5,914,500	27,822,539
Café de Coral Holdings, Ltd.	16,415,100	23,906,050
Hang Seng Bank, Ltd.	1,518,100	19,555,505
Wharf Holdings, Ltd.	5,142,000	18,886,991
Shangri-La Asia, Ltd.	11,327,400	18,321,449
China Travel International Investment HK, Ltd.	69,908,000	17,749,207
PCCW, Ltd.	26,841,000	17,469,317
I-CABLE Communications, Ltd.	64,332,000	14,509,450
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	14,218,191
China Life Insurance Co., Ltd. H Shares ***	10,979,000	13,866,751
Giordano International, Ltd.	24,585,000	13,624,624
Vitasoy International Holdings, Ltd.	31,031,000	11,197,979
PetroChina Co., Ltd. H Shares	9,756,000	10,184,569
PetroChina Co., Ltd. ADR	64,650	6,785,017
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,720,320

Total China/Hong Kong		477,549,658

SOUTH KOREA: 8.2%
SK Telecom Co., Ltd.	187,160	$37,081,412
Hana Financial Group, Inc.	632,230	29,932,654
KT Corp.	505,730	20,326,015
Korea Electric Power Corp.	480,590	20,181,219
KT Corp. ADR	718,800	15,310,440
SK Telecom Co., Ltd. ADR	395,300	9,325,127
Daehan City Gas Co., Ltd.	280,300	6,866,138
Korea Electric Power Corp. ADR	259,750	5,610,600
GIIR, Inc.	280,240	4,326,472

Total South Korea		148,960,077

SINGAPORE: 7.5%
Fraser and Neave, Ltd.	3,373,820	41,341,483
Singapore Post, Ltd.	33,312,000	24,738,930
Singapore Press Holdings, Ltd.	8,180,500	22,781,972
Parkway Holdings, Ltd.	13,564,000	20,650,085
CapitaMall Trust REIT	13,841,900	20,302,196
Yellow Pages, Ltd.	6,685,000	6,826,283

Total Singapore		136,640,949

JAPAN: 6.7%
Kao Corp.	1,261,000	33,212,404
Nippon Building Fund, Inc. REIT	2,902	26,874,936
Japan Retail Fund Investment Corp. REIT	2,860	22,355,140
Tokyu REIT, Inc.	2,543	20,114,979
Japan Real Estate Investment Corp. REIT	2,258	19,568,054

Total Japan		122,125,513

See footnotes on page 19.
800.789.ASIA(2742)  www.matthewsfunds.com            17

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS* (Unaudited) (continued)
COMMON EQUITIES** (continued)

	SHARES	VALUE

THAILAND: 5.3%
Advanced Info Service Public Co., Ltd.	8,125,400	$19,124,736
PTT Public Co., Ltd.	2,998,300	18,047,645
Charoen Pokphand Foods Public Co., Ltd.	110,016,100	15,423,479
Bangkok Bank Public Co., Ltd.	4,909,900	14,650,763
BEC World Public Co., Ltd.	43,485,100	14,094,206
MCOT Public Co., Ltd.	8,848,200	7,966,225
Thai Reinsurance Public Co., Ltd.	25,672,800	3,731,224
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	3,544,633

Total Thailand		96,582,911

TAIWAN: 4.8%
Chunghwa Telecom Co., Ltd. ADR	1,547,100	30,307,689
President Chain Store Corp.	9,438,000	19,946,911
Far EasTone Telecommunications Co., Ltd.	15,764,000	18,601,020
Taiwan Secom Co., Ltd.	11,287,960	17,040,530
Chunghwa Telecom Co., Ltd.	648,000	1,221,794

Total Taiwan		87,117,944

AUSTRALIA: 3.2%
Insurance Australia Group, Ltd.	6,869,921	26,902,463
AXA Asia Pacific Holdings, Ltd.	5,305,373	22,029,107
Rural Press, Ltd.	1,131,130	9,369,121

Total Australia		58,300,691

INDIA: 2.7%
Hindustan Lever, Ltd.	4,044,201	24,719,611
Hero Honda Motors, Ltd.	812,300	16,254,214
GAIL India, Ltd.	1,226,919	8,781,431

Total India		49,755,256

UNITED KINGDOM: 2.6%
HSBC Holdings PLC ADR	519,800	$43,548,844
HSBC Holdings PLC	196,800	3,294,732

Total United Kingdom		46,843,576

INDONESIA: 2.0%
PT Telekomunikasi Indonesia ADR	745,500	22,596,105
PT Tempo Scan Pacific	13,944,500	10,289,401
PT Ramayana Lestari Sentosa	44,735,500	3,920,394

Total Indonesia		36,805,900

TOTAL COMMON EQUITIES
(Cost $940,094,556)		1,260,682,475

PREFERRED EQUITIES: 3.5%**

SOUTH KOREA: 3.5%
Hyundai Motor Co., Ltd., Pfd.	472,380	25,281,762
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	16,899,251
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	8,650,026
LG Chem Ltd., Pfd.	242,450	7,099,323
LG Household & Health Care, Ltd., Pfd.	177,830	6,415,131

Total South Korea		64,345,493

TOTAL PREFERRED EQUITIES
(Cost $21,280,151)		64,345,493

18            MATTHEWS ASIAN FUNDS

MARCH 31, 2006
INTERNATIONAL DOLLAR BONDS: 25.9%**

	FACE AMOUNT	VALUE

CHINA/HONG KONG: 10.5%
Hong Kong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	$46,800,000	$52,240,500
CNOOC Finance 2004, Ltd., Cnv. 0.000%, 12/15/09	40,520,000	45,230,450
PCCW Capital II, Ltd., Cnv. 1.000%, 01/29/07	38,436,000	44,249,445
Shangri-La Finance, Ltd., Cnv. 0.000%, 03/15/09	16,422,000	22,210,755
Hang Lung Properties, Ltd., Cnv. 5.500%, 12/29/49	11,120,000	16,191,832
BCA Finance, Ltd., Cnv. 0.000%, 11/28/08	12,170,000	11,652,775

Total China/Hong Kong		191,775,757

INDIA: 4.3%
Sun Pharmaceuticals Industries Ltd., Cnv. 0.000%, 11/26/09	25,935,000	30,732,975
Housing Development Finance Corp., Cnv. 0.000%, 9/27/10	24,900,000	27,919,125
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	16,449,000	19,985,535

Total India		78,637,635

SOUTH KOREA: 4.3%
SK Telecom Co., Ltd., Cnv. 0.000%, 05/27/09	26,860,000	30,486,100
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	24,550,000	26,300,415
KT Corp. 5.875%, 06/24/14	20,700,000	20,743,884

Total South Korea		77,530,399

TAIWAN: 3.1%
Cathay Financial Holding Co., Ltd., Cnv. 0.000%, 05/20/07	30,706,000	37,499,702
SinoPac Financial Holdings Co., Ltd., Cnv. 0.000%, 07/12/07	15,204,000	19,157,040

Total Taiwan		56,656,742

SINGAPORE: 2.8%
DBS Bank, Ltd. 7.875%, 08/10/09	$32,788,000	$35,174,639
Singapore Telecommunications, Ltd. 6.375%, 12/01/11	15,315,000	15,929,744

Total Singapore		51,104,383

MALAYSIA: 0.9%
Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	14,740,000	16,361,400

Total Malaysia		16,361,400

TOTAL INTERNATIONAL DOLLAR BONDS
(Cost $448,528,006)		472,066,316

TOTAL INVESTMENTS: 98.7%		1,797,094,284
(Cost $1,409,902,713****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%		23,556,630

NET ASSETS: 100.0%		$1,820,650,914

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this Fund (Note A)

**	As a percentage of net assets as of March 31, 2006

***	Non–income producing security

****	Cost of investments is $1,409,902,713 and net unrealized appreciation consists of:

Gross unrealized appreciation	$413,369,513
Gross unrealized depreciation	(26,177,942)

Net unrealized appreciation	$387,191,571

ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com            19

MATTHEWS ASIAN TECHNOLOGY FUND

PORTFOLIO MANAGEMENT	SYMBOL: MATFX
Lead Manager: J. Michael Oh
Co–Managers: Mark W. Headley and Andrew T. Foster
Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.
PORTFOLIO MANAGER COMMENTARY
For the three months ended March 31, 2006, the Matthews Asian Technology Fund gained 8.27%, outperforming both the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Fund Category Average, which gained 3.23% and 7.70%, respectively.
The Asian Internet and software and services sectors performed well, as expectations for growth continued to drive the sectors. The Chinese Internet sector strongly outperformed other sectors and contributed to Fund performance. The Japanese software sector made a positive contribution as well. Technology hardware and equipment performed well overall, particularly in Taiwan. The Internet retailing sector, however, underperformed during the quarter and detracted from Fund performance, as did the telecommunications services sector. Semiconductors generally underperformed the broader Asian technology sector due to weakness in memory chip prices.
The Asian technology sector generally underperformed the broader global technology universe during the quarter. On a country basis, China and Korea made the largest contribution to the Fund’s performance. Hong Kong and Thailand were the quarter’s two worst-performing countries.
On a company basis, the top three contributors to the Fund’s performance were Internet companies from China and Korea. The9, a Chinese online-gaming company, performed very well and made the largest contribution, followed by Tencent, a Chinese community-based portal operator. The two worst performers were Lenovo, a Chinese PC manufacturer, and NIWS, a Japanese information technology service company. Large-cap companies outperformed small- and mid-cap ones.
During the quarter, the Fund increased its weighting in Japan and added new positions in the software and services, materials, technology hardware and equipment sectors. The Fund was invested in approximately 50 companies across eight industry groups. We continue to seek opportunities in a broad range of industries that we believe are poised to benefit from Asia’s continued overall growth.
20            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
					SINCE
Fund Inception: 12/27/99	3 MO	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Asian Technology Fund	8.27%	32.15%	38.20%	11.82%	–4.56%
MSCI/Matthews Asian Technology Index[2]	3.23%	24.73%	25.57%	3.76%	–10.39%[3]
Lipper Science and Tech Funds Category Average[4]	7.70%	24.31%	22.85%	–0.24%	–11.44%[3]

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 12/31/99.

[4]	As of 3/31/06, the Lipper Science and Technology Funds Category Average consisted of 300 funds for the three-month period, 291 funds for the one-year period, 264 funds for the three-year period, 226 funds for the five-year period, and 114 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the three months ended 3/31/06 (annualized)[6]	1.39%
For Fiscal Year 2005	1.48%
PORTFOLIO TURNOVER7

For the three months ended 3/31/06 (annualized)[6]	18.82%
For Fiscal Year 2005	29.76%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

Japan	33.8%
South Korea	22.3%
China/Hong Kong	15.9%
Taiwan	13.9%
India	8.1%
Singapore	2.3%
Thailand	1.4%
Indonesia	1.3%
Cash and other	1.0%
SECTOR ALLOCATION

Information Technology	75.5%
Consumer Discretionary	10.6%
Telecom Services	9.8%
Health Care	1.6%
Materials	1.5%
Cash and other	1.0%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	62.9%
Mid cap ($1–$5 billion)	21.9%
Small cap (under $1 billion)	14.2%
Cash and other	1.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$7.07	$89.5 million	2.00% within 90 calendar days	None
800.789.ASIA(2742)  www.matthewsfunds.com            21

MATTHEWS ASIAN TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 99.0%*

	SHARES	VALUE

JAPAN: 33.8%
Matsushita Electric Industrial Co., Ltd.	141,000	$3,132,668
Keyence Corp.	9,350	2,430,841
Sony Corp.	48,400	2,241,121
Hoya Corp.	55,600	2,243,840
Hirose Electric Co., Ltd.	14,700	2,066,992
Rakuten, Inc.	2,363	2,148,182
Sharp Corp.	113,000	2,001,742
Sumco Corp.	34,900	1,873,985
Nidec Corp.	18,700	1,534,766
Nintendo Co., Ltd.	9,485	1,418,318
NIWS Co. HQ, Ltd.	1,193	1,388,624
Square Enix Co., Ltd.	51,200	1,322,413
Murata Manufacturing Co., Ltd.	20,100	1,361,062
Nitto Denko Corp.	15,300	1,298,615
Canon, Inc. ADR	18,900	1,248,345
KDDI Corp.	160	855,055
Usen Corp.	35,550	847,220
Fujitsu, Ltd.	101,000	852,107

Total Japan		30,265,896

SOUTH KOREA: 22.3%
Samsung Electronics Co., Ltd.	9,758	6,327,233
NHN Corp. **	11,156	3,444,627
SK Telecom Co., Ltd.	9,349	1,852,287
NCSoft Corp. **	24,623	1,806,937
WiderThan Co., Ltd. ADR **	126,700	1,674,974
LG Life Sciences, Ltd. **	28,462	1,391,463
Plantynet Co., Ltd.	21,825	1,188,290
CDNetworks Co., Ltd. **	37,172	1,249,141
LG.Philips LCD Co., Ltd. ADR **	44,000	998,800

Total South Korea		19,933,752

CHINA/HONG KONG: 15.9%
The9, Ltd. ADR **	89,500	$2,662,625
Tencent Holdings, Ltd.	1,257,000	2,114,130
Sina Corp. **	70,900	1,978,110
China Mobile HK, Ltd. ADR	68,900	1,828,606
Lenovo Group, Ltd.	4,445,000	1,689,972
ASM Pacific Technology	271,500	1,620,081
TPV Technology, Ltd.	1,242,000	1,368,591
ZTE Corp. H Shares	236,400	952,102
Baidu.com ADR **	200	11,214

Total China/Hong Kong		14,225,431

TAIWAN: 13.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,987,336	3,930,772
HON HAI Precision Industry Co., Ltd.	619,515	3,836,361
MediaTek, Inc.	156,000	1,804,704
Foxconn Technology Co., Ltd.	227,000	1,444,167
Quanta Computer, Inc.	553,005	908,088
Taiwan Green Point Enterprise Co., Ltd.	163,000	496,154

Total Taiwan		12,420,246

22            MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

INDIA: 8.1%
Infosys Technologies, Ltd.	40,240	$2,695,990
Tata Consultancy Services, Ltd.	46,024	1,981,100
Bharti Tele-Ventures, Ltd. **	138,000	1,279,989
I-Flex Solutions, Ltd.	32,937	982,189
Sify, Ltd. ADR**	19,800	262,152

Total India		7,201,420

SINGAPORE: 2.3%
Unisteel Technology, Ltd.	830,000	1,063,279
GES International, Ltd.	1,631,000	1,009,376

Total Singapore		2,072,655

THAILAND: 1.4%
Advanced Info Service Public Co., Ltd.	406,100	955,837
Hana Microelectronics Public Co., Ltd.	422,500	328,762

Total Thailand		1,284,599

INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	38,900	1,179,059

Total Indonesia		1,179,059

TOTAL INVESTMENTS: 99.0%		$88,583,058
(Cost $71,274,732***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		906,690

NET ASSETS: 100.0%		$89,489,748

*	As a percentage of net assets as of March 31, 2006.

**	Non–income producing security.

***	Cost of investments is $71,274,732 and net unrealized appreciation consists of:

Gross unrealized appreciation	$17,915,948
Gross unrealized depreciation	(607,622)

Net unrealized appreciation	$17,308,326

ADR       American Depositary Receipt
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com            23

MATTHEWS CHINA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MCHFX
Lead Manager: Richard H. Gao
Co–Managers: Mark W. Headley and G. Paul Matthews
Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.
PORTFOLIO MANAGER COMMENTARY
For the first three months of 2006, the Matthews China Fund gained 20.06%. Over the same period, its benchmark MSCI China Index gained 21.42% and the Lipper China Region Funds Category Average was up 20.40%.
During the quarter, Chinese equities performed well, helped by strong liquidity in the market due to investors’ renewed interests in Chinese stocks listed in Hong Kong, which in general underperformed other Asian regional markets last year. Strong economic numbers, along with continued speculation about an additional currency revaluation, added further interest in Chinese stocks. At the same time, H shares received a boost by the announcement that they would be eligible for inclusion in the Hang Seng Index later this year.
The Fund recorded positive contributions from all major sectors, with top contributors being financials, industrials and consumer discretionary. The financials sector’s performance was driven primarily by the Fund’s holdings in real estate developers in China; despite the government’s efforts to cool down the sector early last year, real estate developers saw huge earnings gains during the year as housing demand continued its rapid growth due to improving living standards in China. The Fund’s holdings in banks and insurance companies also benefited from strong earnings outlooks and investor optimism about the general economy. On the flip side, Lenovo, a major PC manufacturer held by the Fund, saw a sharp correction during the quarter after reporting disappointing earnings that raised investors’ doubts over its recent acquisition.
A few changes were made to the Fund’s portfolio during the period. Two new positions were added in both the information technology and the materials sectors, and one each was added in the consumer and energy sectors. We sold some positions in the utilities, energy and consumer discretionary sectors. Overall, the Fund continued to be diversified, with overweight positions in the financial, consumer and industrial sectors.
24            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
					SINCE
Fund Inception: 2/19/98	3 MO	1 YR	3 YRS	5 YRS	INCEPTION
Matthews China Fund	20.06%	26.98%	29.41%	15.87%	9.71%
MSCI China Index[2]	21.42%	45.93%	41.43%	15.59%	–2.60%[3]
Lipper China Region Funds Category Average[4]	20.40%	30.59%	31.22%	12.82%	8.27%[3]

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 2/28/98.

[4]	As of 3/31/06, the Lipper China Region Funds Category Average consisted of 39 funds for the three-month period, 34 funds for the one-year period, 22 funds for the three- and five-year periods, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the three months ended 3/31/06 (annualized)[6]	1.27%
For Fiscal Year 2005	1.30%
PORTFOLIO TURNOVER7

For the three months ended 3/31/06 (annualized)[6]	21.09%
For Fiscal Year 2005	11.82%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
CHINA EXPOSURE8

H Share	33.2%
SAR (Hong Kong)	30.2%
China-affiliated corporations	20.8%
B Share	10.7%
Overseas Listed	4.1%
Cash and other	1.0%
SECTOR ALLOCATION

Financials	21.7%
Consumer Discretionary	16.9%
Industrials	14.1%
Information Technology	13.0%
Energy	9.6%
Telecom Services	7.0%
Materials	6.4%
Utilities	5.2%
Consumer Staples	3.5%
Health Care	1.6%
Cash and other	1.0%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	40.6%
Mid cap ($1–$5 billion)	45.1%
Small cap (under $1 billion)	13.3%
Cash and other	1.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$17.72	$522.7 million	2.00% within 90 calendar days	None

[8]	H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.
800.789.ASIA(2742)  www.matthewsfunds.com            25

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: CHINA/HONG KONG: 99.0%*

	SHARES	VALUE

FINANCIALS: 21.7%

Real Estate: 11.7%
China Vanke Co., Ltd. B Shares	32,373,887	$37,342,530
Swire Pacific, Ltd. A Shares	1,663,500	16,283,075
Agile Property Holdings, Ltd.**	9,292,000	7,724,222

		61,349,827

Commercial Banks: 5.8%
BOC Hong Kong Holdings, Ltd.	6,314,500	12,695,489
Bank of Communications Co., Ltd. H Shares **	14,996,000	9,421,844
China Construction Bank Corp. H Shares **	17,755,000	8,294,965

		30,412,298

Insurance: 4.2%
China Life Insurance Co., Ltd. H Shares **	17,320,000	21,875,592

Total Financials		113,637,717

CONSUMER DISCRETIONARY: 16.9%

Hotels, Restaurants & Leisure: 5.8%
Shangri-La Asia, Ltd.	8,953,600	$14,481,957
Café de Coral Holdings, Ltd.	5,880,100	8,563,455
China Travel International Investment HK, Ltd.	29,708,000	7,542,677

		30,588,089

Media: 4.0%
Television Broadcasts, Ltd.	2,542,000	14,414,981
Clear Media, Ltd. **	5,534,000	6,419,002

		20,833,983

Specialty Retail: 2.2%
Li Ning Co., Ltd.	6,054,000	5,812,789
Giordano International, Ltd.	10,188,000	5,646,031

		11,458,820

Distributors: 1.7%
Li & Fung, Ltd.	3,998,000	9,017,096

Automobiles: 1.7%
Denway Motors, Ltd.	22,647,200	8,829,289

Textiles, Apparel & Luxury Goods: 1.3%
Ports Design, Ltd.	4,597,000	6,754,064

Household Durables: 0.2%
Lerado Group Holding Co., Ltd.	15,269,000	974,096

Total Consumer Discretionary		88,455,437

26            MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

INDUSTRIALS: 14.1%

Transportation Infrastructure: 9.0%
China Merchants Holdings International Co., Ltd.	5,038,581	$14,545,951
COSCO Pacific, Ltd.	5,060,000	10,108,066
Beijing Capital International Airport Co., Ltd. H Shares	15,138,000	8,730,666
Transport, Ltd.	16,320,000	7,046,133
Zhejiang Expressway Co., Ltd. H Shares	9,958,000	6,481,109
		46,911,925

Machinery: 3.5%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,844,573	18,394,622

Air Freight & Logistics: 0.8%
Sinotrans, Ltd. H Shares	10,566,000	4,255,460

Airlines: 0.8%
Air China, Ltd. H Shares **	10,911,900	4,218,980

Total Industrials		73,780,987

INFORMATION TECHNOLOGY: 13.0%

Computers & Peripherals: 5.3%
TPV Technology, Ltd.	13,692,000	$15,087,555
Lenovo Group, Ltd.	32,702,000	12,433,179

		27,520,734

Internet Software & Services: 4.1%
Tom Online, Inc. ADR **	299,900	7,629,456
NetEase.com, Inc. ADR **	285,600	7,008,624
Sina Corp. **	247,400	6,902,460

		21,540,540

Communications Equipment: 2.3%
ZTE Corp. H Shares	1,921,400	7,738,444
Comba Telecom Systems Holdings, Ltd.	11,214,000	4,263,521

		12,001,965

IT Services: 1.3%
Travelsky Technology, Ltd. H Shares	6,487,000	6,897,373

Total Information Technology		67,960,612

ENERGY: 9.6%

Oil & Gas: 7.3%
PetroChina Co., Ltd. H Shares	16,396,000	17,116,256
CNOOC, Ltd.	18,463,000	14,277,079
China Petroleum & Chemical Corp. (Sinopec) H Shares	11,782,000	6,833,094

		38,226,429

Energy Equipment & Services: 2.3%
China Oilfield Services, Ltd. H Shares	23,318,000	11,870,643

Total Energy		50,097,072

See footnotes on page 29.
800.789.ASIA(2742)  www.matthewsfunds.com            27

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
EQUITIES: CHINA/HONG KONG * (continued)

	SHARES	VALUE

TELECOM SERVICES: 7.0%

Wireless Telecom Services: 5.6%
China Mobile HK, Ltd.	5,344,083	$28,066,397
China Mobile HK, Ltd. ADR	50,500	1,340,270

		29,406,667

Diversified Telecom Services: 1.4%
China Telecom Corp., Ltd. H Shares	20,988,000	7,438,572

Total Telecom Services		36,845,239

MATERIALS: 6.4%

Metals & Mining: 2.8%
China Shenhua Energy Co., Ltd. H Shares **	8,372,000	14,728,134

Construction Materials: 2.6%
Cheung Kong Infrastructure Holdings, Ltd.	3,088,500	9,811,838
China National Building Material Co., Ltd. H Shares **	7,610,000	3,579,838

		13,391,676

Containers & Packaging: 1.0%
Nine Dragons Paper Holdings, Ltd. **	7,888,000	5,388,013

Total Materials		33,507,823

UTILITIES: 5.2%

Electric Utilities: 3.1%
Huaneng Power International, Inc. H Shares	10,774,000	$7,359,337
Datang International Power Generation Co., Ltd. H Shares	10,516,000	6,640,985
Huaneng Power International, Inc. ADR	78,800	2,189,852

		16,190,174

Gas Utilities: 2.1%
Hong Kong & China Gas Co., Ltd.	4,501,400	10,877,641

Total Utilities		27,067,815

CONSUMER STAPLES: 3.5%

Food & Staples Retailing: 1.8%
Lianhua Supermarket Holdings Co., Ltd. H Shares	8,510,000	9,322,542

Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	8,839,989

Total Consumer Staples		18,162,531

HEALTH CARE: 1.6%

Pharmaceuticals: 0.9%
China Pharmaceutical Group, Ltd. **	25,466,000	4,365,140

Biotechnology: 0.7%
Global Bio-chem Technology Group Co., Ltd.	7,204,000	3,783,443

Health Care Equipment & Supplies: 0.0%#
Moulin Global Eyecare Holdings **,***	7,192,000	0

Total Health Care		8,148,583

28            MATTHEWS ASIAN FUNDS

MARCH 31, 2006

VALUE

TOTAL INVESTMENTS: 99.0%	$517,663,816
(Cost $378,974,808****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%	4,988,593

NET ASSETS: 100.0%	$522,652,409

*	As a percentage of net assets as of March 31, 2006.

**	Non–income producing security.

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $378,974,808 and net unrealized appreciation consists of:

Gross unrealized appreciation	$157,502,945
Gross unrealized depreciation	(18,813,937)

Net unrealized appreciation	$138,689,008

#	Amount is less than 0.1%

ADR	American Depositary Receipt
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com          29

MATTHEWS INDIA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MINDX
Lead Manager: Andrew T. Foster
Co–Manager: Mark W. Headley
Under normal market conditions, the Matthews India Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of Indian companies.
The Matthews India Fund is a non-diversified fund.
PORTFOLIO MANAGER COMMENTARY
During the first quarter of 2006, Indian equities rose sharply, attaining new heights. On March 31, the widely followed Sensex Index closed at 11,280; this level was only marginally lower than the index’s lifetime high of 11,307, broached only the prior day. During the quarter, the Matthews India Fund gained 19.70%, while the benchmark Bombay Stock Exchange 100 Index rose 20.51% in U.S. dollar terms.
When measured on an absolute basis, the Fund generated notable returns during the first quarter; however, measured on a relative basis, performance was somewhat less satisfactory. Year-to-date, India’s gains have been concentrated in distinct segments of the market: Large-capitalization stocks, particularly those in cyclical industries such as basic materials and capital goods, were responsible for much of the market’s performance.
By contrast, the Fund’s performance rested largely on its holdings in small- and mid-cap companies. Media and consumer-related companies accounted for the bulk of the Fund’s gains during the quarter, though the single largest contribution was attributable to the Fund’s holding in CESC, the primary power utility company in Kolkata (formerly known as Calcutta). After decades of relatively sluggish growth in a heavily regulated and restricted market environment, Kolkata has managed to re-invigorate growth by reducing barriers to commerce and cultivating entrepreneurship. The Fund aims to participate in this sort of change via holdings in companies such as CESC.
While we have positioned the Fund to participate in most aspects of the market, we have avoided overly narrow concentration in any one sector, or amongst any class of companies grouped by size. This strategy may have provided some benefits; during the quarter, the Fund was somewhat less volatile than the market as a whole—though at the cost of marginally lower performance. As we move forward, we remain committed to providing a broad-based vehicle that will participate in the full breadth of the Indian market. In particular, we believe certain segments of the market that have not performed well in the recent, relatively narrow rally are now somewhat overlooked and offer attractive growth characteristics at a reasonable price.
Examination of individual companies’ prospects suggests that many are likely to generate favorable growth in the coming year. However, there are emerging head-winds that may cause growth to moderate relative to the recent past. Corporates face rising prices on most all inputs, including commodities, basic materials and especially wages. Tighter monetary conditions, combined with emerging inflationary pressures, may mean that India’s capital markets cannot depend on persistently low interest rates in the year ahead.
30            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

Fund Inception: 10/31/05	3 MO2	SINCE INCEPTION[2]

Matthews India Fund	19.70%	35.50%
Bombay Stock Exchange 100 Index[3]	20.51%	43.71%

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	Actual returns; not annualized.

[3]	The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.
OPERATING EXPENSES4

For the three months ended 3/31/06 (annualized)[5]	1.62%
For Fiscal Year 2005 (annualized)[7]	2.00%
PORTFOLIO TURNOVER6

For the three months ended 3/31/06 (annualized)[5]	5.24%
For Fiscal Year 2005 (annualized)[7]	0.00%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[7]	Since Fund inception on 10/31/05.
COUNTRY ALLOCATION

India	97.9%
Cash and other	2.1%
SECTOR ALLOCATION

Consumer Discretionary	22.3%
Information Technology	15.1%
Financials	14.8%
Consumer Staples	11.4%
Industrials	10.5%
Health Care	9.5%
Utilities	7.4%
Energy	3.7%
Telecom Services	3.2%
Cash and other	2.1%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	36.9%
Mid cap ($1–$5 billion)	33.0%
Small cap (under $1 billion)	28.0%
Cash and other	2.1%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$13.55	$412.3 million	2.00% within 90 calendar days	None
800.789.ASIA(2742)  www.matthewsfunds.com          31

MATTHEWS INDIA FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: INDIA: 91.6%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 20.2%

Automobile: 9.7%
Ashok Leyland, Ltd.	15,685,277	$14,204,869
Hero Honda Motors, Ltd.	442,799	8,860,458
Tata Motors, Ltd.	395,538	8,282,743
Bajaj Auto, Ltd.	127,222	7,851,313
Tata Motors, Ltd. ADR	35,000	729,400

		39,928,783

Media: 5.4%
ZEE Telefilms, Ltd.	1,728,908	9,285,596
Balaji Telefilms, Ltd. **	931,758	3,870,460
Television Eighteen India, Ltd.	250,000	3,647,472
PVR, Ltd. **	464,890	3,218,710
Inox Leisure, Ltd. **	479,544	2,282,414

		22,304,652

Textiles, Apparel & Luxury Goods: 3.1%
Bata India, Ltd. **	1,363,500	7,365,964
Titan Industries, Ltd.	277,124	5,208,686
Titan Industries, Ltd. Rights	12,465	135,840

		12,710,490

Hotels, Restaurants & Leisure: 2.0%
Indian Hotels Co., Ltd.	210,820	6,433,326
Thomas Cook India, Ltd.	127,843	1,678,047

		8,111,373

Total Consumer Discretionary		83,055,298

INFORMATION TECHNOLOGY: 15.1%

IT Services: 8.9%
Infosys Technologies, Ltd.	250,336	16,771,949
Wipro, Ltd.	905,435	11,388,134
Tata Consultancy Services, Ltd.	194,890	8,389,029

		36,549,112

Internet Software & Services: 3.6%
Sify, Ltd. ADR **	851,200	11,269,888
Rediff.com India, Ltd. ADR **	166,500	3,508,155

		14,778,043

Software: 2.6%
I-Flex Solutions, Ltd.	367,607	10,962,123

Total Information Technology		62,289,278

CONSUMER STAPLES: 11.4%

Household Products: 8.3%
Dabur India, Ltd.	5,816,317	$16,207,265
Hindustan Lever, Ltd.	1,978,695	12,094,495
Marico, Ltd.	499,293	6,056,031

		34,357,791

Food Products: 3.1%
Nestle India, Ltd.	329,395	8,552,797
Britannia Industries, Ltd.	99,658	3,994,046

		12,546,843

Total Consumer Staples		46,904,634

FINANCIALS: 10.6%

Commercial Banks: 9.3%
HDFC Bank, Ltd.	770,898	13,412,759
Corporation Bank	1,346,058	11,594,248
UTI Bank, Ltd.	1,356,900	10,856,725
ICICI Bank, Ltd.	185,800	2,459,449

		38,323,181

Insurance: 1.3%
MAX India, Ltd. **	276,817	5,517,056

Total Financials		43,840,237

INDUSTRIALS: 10.5%

Industrial Conglomerates: 8.9%
Voltas, Ltd.	428,131	9,731,562
Jain Irrigation Systems, Ltd. **	1,306,248	7,360,487
Larsen & Toubro, Ltd.	132,040	7,218,286
Gati, Ltd.	1,996,055	5,129,188
Engineers India, Ltd.	236,197	4,558,602
Siemens India, Ltd.	21,000	2,677,996

		36,676,121

Airlines: 1.6%
Jet Airways India, Ltd.	300,474	6,635,074

Total Industrials		43,311,195

32 MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

HEALTH CARE: 9.5%

Pharmaceuticals: 5.9%
Sun Pharmaceuticals Industries, Ltd.	655,825	$12,667,739
Cipla, Ltd.	797,663	11,870,839

		24,538,578

Health Care Equipment & Supplies: 2.2%
Glenmark Pharmaceuticals, Ltd.	1,255,099	8,885,819

Health Care Providers & Services: 1.4%
Apollo Hospitals Enterprise, Ltd.	520,037	5,922,579

Total Health Care		39,346,976

UTILITIES: 7.4%

Gas Utilities: 3.9%
GAIL India, Ltd.	2,252,201	16,119,686

Electric Utilities: 3.5%
CESC, Ltd.	1,890,120	14,577,285

Total Utilities		30,696,971

ENERGY: 3.7%

Oil & Gas: 3.7%
Reliance Industries, Ltd.	492,517	8,802,773
Chennai Petroleum Corp., Ltd.	1,260,246	6,244,590
Reliance Natural Resources, Ltd. **	150,330	112,832

Total Energy		15,160,195

TELECOM SERVICES: 3.2%

Wireless Telecommunication Services: 3.2%
Bharti Tele-Ventures, Ltd. **	935,074	8,673,074
Reliance Comunication Ventures, Ltd. **	624,414	4,331,609

Total Telecommunication Services		13,004,683

TOTAL EQUITIES: INDIA
(Cost $329,950,492)		377,609,467

BONDS: INDIA : 6.3%*

	FACE AMOUNT

FINANCIALS: 4.2%

Commercial Banks: 4.2%
Housing Development Finance Corp., Cnv. 0.00%, 09/27/10	$15,500,000	$17,379,375

Total Financials		17,379,375

CONSUMER DISCRETIONARY: 2.1%

Automotive: 2.1%
Tata Motors, Ltd., Cnv. 1.00%, 04/27/11	7,200,000	8,748,000

Total Consumer Discretionary		8,748,000

TOTAL INDIA BONDS
(Cost $25,511,249 )		26,127,375

TOTAL INVESTMENTS: 97.9%		403,736,842
(Cost $355,461,741***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		8,531,676

NET ASSETS: 100.0%		$412,268,518

*	As a percentage of net assets as of March 31, 2006

**	Non–income producing security

***	Cost of investments is $355,461,741 and net unrealized appreciation consists of:

Gross unrealized appreciation	$49,482,044
Gross unrealized depreciation	(1,206,943)

Net unrealized appreciation	$48,275,101

ADR	American Depositary Receipt

Cnv.	Convertible
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com          33

MATTHEWS JAPAN FUND

PORTFOLIO MANAGEMENT	SYMBOL: MJFOX
Portfolio Manager: Mark W. Headley
Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.
PORTFOLIO MANAGER COMMENTARY
The Matthew Japan Fund gained 4.98% during the first quarter of 2006, versus gains of 6.82% for the MSCI Developed Markets Japan Index and 5.67% for the TOPIX Index. The Lipper Japanese Funds Category Average saw a return of 4.42% over the same period. Japan began the year with a sharp correction, especially in smaller and high-growth companies, but has regained much of that ground with strong economic data supporting the market.
The Fund saw solid returns from a number of sectors, with particularly strong performance by financials and consumer-related companies. We are pleased to see a number of the relatively poor-performing positions in 2005 showing good relative strength in 2006. The Fund continues to maintain a considerable domestic focus, but attractive companies with global businesses are always considered. The Fund has added a number of new names in recent months, ranging from domestic property companies to global health care and materials companies. We are continuing to search for excellent smaller companies to balance out the portfolio’s strong exposure to larger Japanese companies.
The Japanese market continues to enjoy the growing confidence of domestic investors who have the potential to take over the driving position that foreign investors have played for the past couple of years. Such domestic participation will be impossible to forecast, but given the very large private savings in Japan, the potential is decent. The economy in Japan continues to show significant economic growth, and we believe that 2006 should mark the end of deflation in the domestic economy and a return to positive interest rates from the Bank of Japan. Neither of these events is assured, but they are widely anticipated by the market. We expect that the political landscape will change in the second half of the year, with Prime Minister Koizumi mostly likely passing the reins to his chosen successor.
34	MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
					SINCE
Fund Inception: 12/31/98	3 MO	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Japan Fund	4.98%	21.90%	36.32%	9.45%	11.76%
MSCI Developed Markets Japan Index[2]	6.82%	37.39%	31.93%	8.00%	6.39%
TOPIX[3]	5.67%	34.53%	31.36%	8.68%	7.25%
Lipper Japanese Funds Category Average[4]	4.42%	42.54%	32.73%	7.11%	7.75%

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[4]	As of 3/31/06, the Lipper Japanese Funds Category Average consisted of 41 funds for the three-month and one-year periods, 37 funds for the three-year period, 32 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[5]

For the three months ended 3/31/06 (annualized)[6]	1.23%
For Fiscal Year 2005	1.28%

PORTFOLIO TURNOVER[7]

For the three months ended 3/31/06 (annualized)[6]	31.22%
For Fiscal Year 2005	20.88%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

COUNTRY ALLOCATION

Japan	96.1%
Cash and other	3.9%

SECTOR ALLOCATION

Consumer Discretionary	35.2%
Financials	25.4%
Information Technology	13.0%
Health Care	6.5%
Industrials	5.2%
Consumer Staples	5.1%
Telecom Services	3.4%
Materials	2.3%
Cash and other	3.9%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	62.3%
Mid cap ($1–$5 billion)	28.3%
Small cap (under $1 billion)	5.5%
Cash and other	3.9%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$19.40	$439.1 million	2.00% within 90 calendar days	None

800.789.ASIA(2742)  www.matthewsfunds.com          35

MATTHEWS JAPAN FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: JAPAN: 96.1%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 35.2%

Household Durables: 10.8%
Matsushita Electric Industrial Co., Ltd.	535,000	$11,886,364
Sharp Corp.	649,000	11,496,729
Sekisui House, Ltd.	693,000	10,339,065
Makita Corp.	298,000	9,190,654
Sony Corp. ADR	99,000	4,560,930

		47,473,742

Specialty Retail: 6.0%
Yamada Denki Co., Ltd.	99,700	11,494,724
Nitori Co., Ltd.	158,400	8,249,720
F.D.C. Products, Inc.	330,600	6,741,206

		26,485,650

Multiline Retail: 4.6%
Ryohin Keikaku Co., Ltd.	148,700	12,469,575
Don Quijote Co., Ltd.	104,200	7,870,331

		20,339,906

Hotels, Restaurants & Leisure: 4.4%
Resorttrust, Inc.	320,440	10,753,934
H.I.S. Co., Ltd.	288,800	8,489,788

		19,243,722

Internet & Catalog Retail: 4.2%
ASKUL Corp.	371,200	10,470,552
Rakuten, Inc.	8,549	7,771,818

		18,242,370

Automobiles: 3.6%
Toyota Motor Corp. ADR	76,300	8,309,070
Honda Motor Co., Ltd. ADR	249,900	7,736,904

		16,045,974

Leisure, Equipment & Products: 1.6%
Shimano, Inc.	229,300	6,896,534

Total Consumer Discretionary		154,727,898

FINANCIALS: 25.4%

Commercial Banks: 11.3%
The Sumitomo Trust & Banking Co., Ltd.	1,572,000	$18,190,858
Mizuho Financial Group, Inc.	1,368	11,192,727
The Chiba Bank, Ltd.	1,245,000	11,074,894
The Joyo Bank, Ltd.	1,329,000	9,371,878

		49,830,357

Insurance: 5.3%
T&D Holdings, Inc.	170,095	13,295,446
Sompo Japan Insurance, Inc.	698,000	10,123,076

		23,418,522

Capital Markets: 4.3%
Nomura Holdings, Inc.	538,000	11,998,725
Monex Beans Holdings, Inc.	4,930	6,785,556

		18,784,281

Consumer Finance: 2.3%
Credit Saison Co., Ltd.	179,800	9,944,758

Real Estate: 2.2%
Japan Real Estate Investment Corp. REIT	459	3,977,740
Japan Retail Fund Investment Corp. REIT	487	3,806,627
Starts Corp., Inc.	206,000	1,793,968

		9,578,335

Total Financials		111,556,253

INFORMATION TECHNOLOGY: 13.0%

Electronic Equipment & Instruments: 4.4%
Nidec Corp.	78,400	6,434,528
Keyence Corp.	19,070	4,957,876
Hoya Corp.	121,000	4,883,177
Murata Manufacturing Co., Ltd.	45,400	3,074,240

		19,349,821

Software: 3.8%
Nintendo Co., Ltd.	55,915	8,361,121
Square Enix Co., Ltd.	320,000	8,265,081

		16,626,202

IT Services: 2.4%
NIWS Co. HQ, Ltd.	9,147	10,646,890

Office Electronics: 2.4%
Canon, Inc. ADR	158,700	10,482,135

Total Information Technology		57,105,048

36	MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

HEALTH CARE: 6.5%

Health Care Equipment & Supplies: 4.4%
Terumo Corp.	269,000	$8,844,775
Nakanishi, Inc.	48,000	4,893,798
Sysmex Corp.	120,300	5,243,322

		18,981,895

Pharmaceuticals: 2.1%
Takeda Pharmaceutical Co., Ltd.	163,700	9,332,430

Total Health Care		28,314,325

INDUSTRIALS: 5.2%

Commercial Services & Supplies: 2.3%
Secom Co., Ltd.	199,000	10,178,250

Air Freight & Logistics: 1.8%
Yamato Holdings Co., Ltd.	372,000	7,616,992

Building Products: 1.1%
TOTO, Ltd.	520,000	4,828,887

Total Industrials		22,624,129

CONSUMER STAPLES: 5.1%

Beverages: 2.2%
Ito En, Ltd.	283,000	9,906,202

Personal Products: 1.6%
Shiseido Co., Ltd.	380,000	7,070,518

Food Staples & Retailing: 1.3%
Seven & I Holdings Co., Ltd.	140,500	5,562,702

Total Consumer Staples		22,539,422

TELECOM SERVICES: 3.4%

Diversified Telecom Services: 2.1%
Usen Corp.	301,350	$7,181,706
Nippon Telegraph & Telephone Corp. ADR	85,425	1,840,909

		9,022,615

Wireless Telecom Services: 1.4%
NTT DoCoMo, Inc.	4,012	5,931,079

Total Telecom Services		14,953,694

MATERIALS: 2.3%

Chemicals: 2.3%
Teijin, Ltd.	1,082,000	7,198,012
Nitto Denko Corp.	43,100	2,894,299

Total Materials		10,092,311

TOTAL INVESTMENTS: 96.1%		421,913,080
(Cost $339,152,659**)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.9%		17,155,735

NET ASSETS: 100.0%		$439,068,815

*	As a percentage of net assets as of March 31, 2006.

**	Cost of investments is $339,152,659 and net unrealized appreciation consists of:

Gross unrealized appreciation	$87,995,938
Gross unrealized depreciation	(5,235,517)

Net unrealized appreciation	$82,760,421

ADR      American Depositary Receipt
REIT      Real Estate Investment Trust
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com      37

MATTHEWS KOREA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAKOX
Co–Managers: G. Paul Matthews and Mark W. Headley
Under normal market conditions, the Matthews Korea Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea (“Korea”).
The Matthews Korea Fund is a non-diversified fund.
PORTFOLIO MANAGER COMMENTARY
The Korean equity market performed well in the first month of 2006 but traded sideways for the rest of the quarter. For the three months ended March 31, 2006, the Matthews Korea Fund gained 4.55%, outperforming its benchmark KOSPI, which gained 2.39%. The Fund underperformed the Lipper Pacific ex-Japan Funds Category Average, which gained 8.86% over the same period.
We believe that strong performance in the equity market last year made some investors wary during the quarter; inflows from domestic institutional investors, who had been strong drivers in last year’s equity market rally, slowed during the quarter. The overall growth of the Korean economy accelerated during the quarter, growing at about 6%, driven by strong exports and a recovery in domestic demand, according to South Korea’s Ministry of Finance and Economy.
The consumer staples sector contributed most to Fund performance, followed by the financials sector, which was strong during the last month of the quarter. News of the selection of South Korea’s largest bank as the preferred bidder for a local bank specializing in foreign exchange and international finance started a rally in that sector. The consumer discretionary sector was the worst performer during the quarter, detracting from Fund performance. Small-cap stocks generally out performed mid- and large-cap companies. On a company basis, GS Holdings, a holding company that has business interests in the energy and consumer sectors, contributed most to Fund performance.
For the quarter, the Fund was invested in approximately 40 companies across nine sectors. A new position was added in the health care sector. The Fund continued to overweight the telecommunication services sector. Its focus on the consumer, financials and technology sectors remained largely unchanged.
38	MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of March 31, 2006, unless otherwise noted.
PERFORMANCE AS OF MARCH 31, 20061

			Average Annual Total Returns
						SINCE
Fund Inception: 9/12/94	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Korea Fund	4.55%	53.56%	49.98%	36.84%	9.13%	6.56%
KOSPI[2]	2.39%	47.31%	48.82%	29.70%	2.96%	1.36%
Lipper Pacific ex-Japan Funds Category Average[3]	8.86%	35.31%	37.19%	19.36%	5.67%	6.24%[4]

[1]	Assumes reinvestment of all dividends. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[3]	As of 3/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods, 48 funds for the three-year period, 41 funds for the five-year period, 22 funds for the 10-year period, and 14 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Calculated from 12/31/94.

OPERATING EXPENSES[5]

For the three months ended 3/31/06 (annualized)[6]	1.29%
For Fiscal Year 2005	1.35%

PORTFOLIO TURNOVER[7]

For the three months ended 3/31/06 (annualized)[6]	3.99%
For Fiscal Year 2005	10.13%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

COUNTRY ALLOCATION

South Korea	99.5%
Cash and other	0.5%

SECTOR ALLOCATION

Information Technology	21.9%
Financials	19.6%
Consumer Discretionary	13.5%
Consumer Staples	12.0%
Telecom Services	11.9%
Health Care	10.9%
Industrials	7.9%
Utilities	1.3%
Materials	0.5%
Cash and other	0.5%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	46.2%
Mid cap ($1–$5 billion)	35.1%
Small cap (under $1 billion)	18.2%
Cash and other	0.5%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$6.66	$331.2 million	2.00% within 90 calendar days	None

800.789.ASIA(2742)  www.matthewsfunds.com          39

MATTHEWS KOREA FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: SOUTH KOREA: 96.2%*

	SHARES	VALUE

FINANCIALS: 19.6%

Commercial Banks: 12.8%
Hana Financial Group, Inc.	323,171	$15,300,376
Kookmin Bank	169,112	14,603,229
Shinhan Financial Group Co., Ltd.	201,812	9,035,428
Kookmin Bank ADR	38,339	3,278,751

		42,217,784

Capital Markets: 4.1%
Samsung Securities Co., Ltd. **	210,375	11,259,263
Kiwoom.com Securities Co., Ltd. **	67,214	2,407,418

		13,666,681

Insurance: 2.7%
Samsung Fire & Marine Insurance Co., Ltd. **	67,593	8,939,585

Total Financials		64,824,050

INFORMATION TECHNOLOGY: 18.6%

Semiconductors & Semiconductor Equipment: 11.0%
Samsung Electronics Co., Ltd.	53,431	34,645,461
Samsung Electronics Co., Ltd., Pfd.	3,620	1,853,592

		36,499,053

Internet Software & Services: 4.0%
NHN Corp.	43,197	13,337,896

Software: 2.9%
NCSoft Corp. **	87,406	6,414,211
WiderThan Co., Ltd. ADR **	253,400	3,349,948

		9,764,159

Electronic Equipment & Instruments: 0.7%
Daeduck GDS Co., Ltd.	164,500	1,930,115
Amotech Co., Ltd.	17,470	220,263

		2,150,378

Total Information Technology		61,751,486

CONSUMER DISCRETIONARY: 13.5%

Media: 4.9%
Cheil Communications, Inc.	28,590	$6,105,831
CJ Entertainment, Inc. **	272,606	5,415,084
IHQ, Inc. **	512,770	4,776,213

		16,297,128

Multiline Retail: 3.4%
Hyundai Department Store Co., Ltd.	95,600	8,934,212
Taegu Department Store Co., Ltd. **	133,110	2,356,414

		11,290,626

Automobiles: 3.2%
Hyundai Motor Co.	86,641	7,285,477
Hyundai Motor Co., Pfd.	61,710	3,302,717

		10,588,194

Internet & Catalog Retail: 1.8%
GS Home Shopping, Inc.	63,279	5,991,836

Textiles, Apparel & Luxury Goods: 0.2%
Handsome Co., Ltd.	29,649	592,003

Total Consumer Discretionary		44,759,787

CONSUMER STAPLES: 12.0%

Food Products: 6.1%
Orion Corp.	37,700	11,136,167
Nong Shim Co., Ltd.	25,870	7,242,322
Pulmuone Co., Ltd.	43,510	1,724,099

		20,102,588

Personal Products: 3.6%
Amorepacific Corp.	30,530	11,940,511

Beverages: 2.3%
Hite Brewery Co., Ltd.	53,901	7,683,500

Total Consumer Staples		39,726,599

TELECOM SERVICES: 11.9%

Wireless Telecom Services: 7.4%
SK Telecom Co., Ltd.	88,245	17,483,700
SK Telecom Co., Ltd. ADR	180,700	4,262,713
KT Freetel Co., Ltd.	114,001	3,033,065

		24,779,478

Diversified Telecom Services: 4.5%
KT Corp.	280,520	11,274,502
KT Corp. ADR	163,600	3,484,680

		14,759,182

Total Telecom Services		39,538,660

40	MATTHEWS ASIAN FUNDS

MARCH 31, 2006

	SHARES	VALUE

HEALTH CARE: 10.9%

Pharmaceuticals: 10.9%
Hanmi Pharm Co., Ltd.	83,998	$11,627,965
Yuhan Corp.	44,180	7,252,687
LG Life Sciences, Ltd. **	124,880	6,105,187
Daewoong Pharmaceutical Co., Ltd. **	120,260	5,829,813
Dong-A Pharmaceutical Co., Ltd.	74,130	5,241,592

Total Health Care		36,057,244

INDUSTRIALS: 7.9%

Commercial Services & Supplies: 3.5%
S1 Corp.	155,315	6,857,774
Shinsegae Food Co., Ltd.	67,610	2,745,178
Sindo Ricoh Co., Ltd.	47,126	2,136,579

		11,739,531

Industrial Conglomerates: 3.4%
GS Holdings Corp.	374,320	11,095,529

Construction & Engineering: 1.0%
Tae Young Corp.	44,460	3,180,290

Total Industrials		26,015,350

UTILITIES: 1.3%

Electric Utilities: 1.3%
Korea Electric Power Corp.	105,930	4,448,275

Total Utilities		4,448,275

MATERIALS: 0.5%

Chemicals: 0.5%
LG Chem, Ltd.	33,680	1,530,436

Total Materials		1,530,436

TOTAL EQUITIES: SOUTH KOREA
(Cost $184,543,303)		318,651,887

INTERNATIONAL DOLLAR BONDS: 3.3%*

	FACE AMOUNT

INFORMATION TECHNOLOGY: 3.3%

Electronic Equipment & Instruments: 3.3%
LG.Philips LCD Co., Ltd. , Cnv. 0.000%, 04/19/10	$10,150,000	$10,873,695

Total Information Technology		10,873,695

TOTAL INTERNATIONAL DOLLAR BONDS
(Cost $10,787,535)		10,873,695

TOTAL INVESTMENTS: 99.5%		329,525,582
(Cost $195,330,838***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		1,692,933

NET ASSETS: 100.0%		$331,218,515

*	As a percentage of net assets as of March 31, 2006.

**	Non-income producing security.

***	Cost of investments is $195,330,838 and net unrealized appreciation consists of:

Gross unrealized appreciation	$135,797,369
Gross unrealized depreciation	(1,602,625)

Net unrealized appreciation	$134,194,744

ADR     American Depositary Receipt
Cnv.      Convertible
GDS      Global Depositary Shares
Pfd.       Preferred
See accompanying notes to schedules of investments.
800.789.ASIA(2742)  www.matthewsfunds.com      41

NOTES TO SCHEDULES OF INVESTMENTS
SIGNIFICANT ACCOUNTING POLICIES (unaudited)
A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.
42	MATTHEWS ASIAN FUNDS

MARCH 31, 2006
B.	TAX INFORMATION: Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2005 were as follows:

	POST	POST
	OCTOBER	OCTOBER
	CAPITAL	CURRENCY
	LOSSES	LOSSES
Matthews Asia Pacific Fund	$—	($27,538)
Matthews Pacific Tiger Fund	(2,017,467)	(297,350)
Matthews Asian Growth and Income Fund	—	(109,640)
Matthews Asian Technology Fund	—	(4,264)
Matthews Japan Fund	(682,534)	(45,908)
Matthews Korea Fund	—	(76,572)
For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010
Matthews Asia Pacific Fund	$—	$—	$—	$—
Matthews Asian Technology Fund	—	(4,246,131)	(5,967,059)	(3,461,198)
Matthews China Fund	—	—	—	—
Matthews Japan Fund	—	—	—	(3,216,093)

LOSSES DEFERRED EXPIRING IN:	2011	2012	2013	TOTAL
Matthews Asia Pacific Fund	$—	$—	($388,642)	($388,642)
Matthews Asian Technology Fund	—	—	—	(13,674,388)
Matthews China Fund	—	(78,979)	(6,184,085)	(6,263,064)
Matthews Japan Fund	—	—	(3,364,922)	(6,581,015)
For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.
800.789.ASIA(2742)  www.matthewsfunds.com      43

MATTHEWS ASIAN FUNDS	MARCH 31, 2006
BOARD OF TRUSTEES
Independent Trustees:
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano
Interested Trustee1:
David FitzWilliam-Lay
OFFICERS
G. Paul Matthews
Mark W. Headley
Manoj K. Pombra
John P. McGowan
Andrew T. Foster
Shai Malka
INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]
ACCOUNT SERVICES
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]
CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

1 As defined under the Investment Company Act of 1940, as amended.
44	MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS

800.789.ASIA [2742]

www.matthewsfunds.com

©2006 Matthews International Capital Management, LLC
MAFQR/D-0306-91M-FST

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date 5/11/06
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date 5/11/06

By (Signature and Title)*	/s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date 5/9/06
* Print the name and title of each signing officer under his or her signature.